UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27,2008

THE KINGSLEY COACH, INC

(Exact name of Registrant as specified in its Charter)

Delaware	0-21733	23-3003600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25820 7th Street W Zimmerman, MN	55398
(Address Of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (800) 445-2918

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of a Director

On March 28, 2008, Ralph Dickenson, Jerome Carlson and George Carlson submitted their resignations from the Board of Directors of The Kingsley Coach, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE KINGSLEY COACH, INC.

(Registrant)

Dated:  May 13, 2008

By:      /s/ Allan D. Smethers

________________________

Name:

Allan D. Smethers

Title:

Chief Executive Officer